UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

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Microvast Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-38826 (Commission File number)	83-2530757 (IRS Employer Identification No.)
12603 Southwest Freeway, Suite 300 Stafford, Texas 77477 (Address of Principal Executive Offices, including Zip Code)

(281) 491-9505
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	MVST	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MVSTW	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Revenue Officer

Effective as of April 26, 2024, Mr. Sascha Kelterborn, Chief Revenue Officer of Microvast Holdings, Inc. (the “Company”), will no longer continue to serve in the role of the Company’s Chief Revenue Officer.

Appointment of Interim Chief Financial Officer

On April 29, 2024, the Board of Directors (the “Board”) of the Company approved the appointment of Ms. Nancy Smith, the Company’s Director of Internal Audit, to Interim Chief Financial Officer of the Company, effective immediately.

Ms. Smith, age 69, joined the Company in October, 2022 and most recently served as the Company’s Director of Internal Audit since March, 2024. Prior to joining the Company, Ms. Smith served in a number of roles focused on Sarbanes Oxley planning, testing and reporting, audit planning, audit investigations and other financial reporting, including as Internal Audit Manager of Hewlett Packard Enterprise Company and Senior Internal Audit Manager of Cameron International Corporation. Ms. Smith also has extensive experience in global financial planning and accountability, audit controls and tax accounting oversight from her service in a variety of roles with Royal Dutch Shell over the span of 33 years.

There are no arrangements or understandings between Ms. Smith and any other person pursuant to which Ms. Smith was appointed to Interim Chief Financial Officer of the Company. There are no family relationships between Ms. Smith and any director or executive officer of the Company, and she has no interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROVAST HOLDINGS, INC.

Date: May 2, 2024	By:	/s/ Wu Yang
Name: Wu Yang
Title: Chief Executive Officer